UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06677

Exact name of registrant as specified in charter:	Dryden Index Series Fund

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2009

Date of reporting period:	9/30/2009

Item 1 – Reports to Stockholders

SEPTEMBER 30, 2009	ANNUAL REPORT

Dryden Stock Index Fund

FUND TYPE

Large-cap stock

OBJECTIVE

Provide investment results that correspond to the price and yield performance of the S&P 500 Index

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

November 16, 2009

Dear Shareholder:

We hope you find the annual report for the Dryden Stock Index Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Index Series Fund/Dryden Stock Index Fund

Dryden Index Series Fund/Dryden Stock Index Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Stock Index Fund is to provide investment results that correspond to the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares). Gross operating expenses: Class A, 0.83%; Class B, 1.67%; Class C, 1.63%; Class I, 0.43%; Class Z, 0.48%. Net operating expenses apply to: Class A, 0.61%; Class B, 1.45%; Class C, 1.41%; Class I, 0.21%; Class Z, 0.26%, after contractual reduction through 1/31/2011.

Cumulative Total Returns as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–7.26%	2.71%	N/A	–15.43% (11/18/99)
Class B	–7.86	–0.98	N/A	–21.45 (11/18/99)
Class C	–7.94	–1.18	N/A	–21.57 (11/18/99)
Class I	–6.85	4.54	–2.74%	—
Class Z	–6.93	4.14	–3.57	—
S&P 500 Index[2]	–6.91	5.18	–1.53	**
Lipper Average[3]	–7.30	2.62	–6.03	***

Average Annual Total Returns[4] as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–10.27%	–0.13%	N/A	–2.01% (11/18/99)
Class B	–12.37	–0.39	N/A	–2.42 (11/18/99)
Class C	–8.84	–0.24	N/A	–2.43 (11/18/99)
Class I	–6.85	0.89	–0.28%	—
Class Z	–6.93	0.81	–0.36	—
S&P 500 Index[2]	–6.91	1.01	–0.15	**
Lipper Average[3]	–7.30	0.52	–0.63	***

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 3.25%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class I and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception returns are provided for any share class with less than 10 calendar years of returns.

2The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Lipper EQ S&P 500 Index Objective Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper EQ S&P 500 Index Objective Funds category for the periods noted. Funds in the Lipper Average are passively managed, limited expense (management fee no higher than 0.50%) funds designed to replicate the performance of the S&P 500 Index on a reinvested basis.

4The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class I and Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P 500 Index Closest Month-End to Inception cumulative total return is –9.23% for Class A, B, and C. S&P 500 Index Closest Month-End to Inception average annual total return is –0.98% for Class A, B, and C.

***Lipper Average Closest Month-End to Inception cumulative total return is –13.44% for Class A, B, and C. Lipper Average Closest Month-End to Inception average annual total return is –1.46% for Class A, B, and C.

Investors cannot invest directly in an index. The returns for the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Dryden Index Series Fund/Dryden Stock Index Fund	3

Your Fund’s Performance (continued)

S&P 500 Index as of 9/30/09

Source: Factset.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use by Prudential Investments LLC, its affiliates, and subsidiaries. The Dryden Stock Index Fund is not sponsored, endorsed, sold, or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.

The performance cited does not represent the performance of the Dryden Stock Index Fund. Past performance does not guarantee future results. Investors cannot invest directly in an index.

* Sector weightings are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Dryden Stock Index Fund Class A shares declined 7.26% for the year ended September 30, 2009, more than the 6.91% decline of the S&P 500 Index (the Index), but declining slightly less than the 7.30% drop in the Lipper S&P 500 Index Objective Funds Average.

How is the Fund managed?

Quantitative Management Associates LLC (QMA) manages the Fund, which employs a “passive” investment strategy that aims to hold the same mix of shares as the S&P 500 Index, widely regarded as representative of the performance of the U.S. stock market. The Fund sells a security within a reasonable time after it has been removed from the S&P 500 Index. It tries to achieve a very close correlation between its performance and the performance of the S&P 500 Index. The Fund’s performance will not precisely correspond to that of the S&P 500 Index. Potential tracking differences, brokerage and other costs, and other expenses of the Fund may cause its return to be lower than that of the S&P 500 Index.

What were conditions like in the U.S. stock market?

The first half of the reporting period was marked by economic and market turmoil, but the second half experienced a sharp rebound. The severe credit crisis that began in 2007 escalated in September 2008, continued to wreak havoc on stocks in the S&P 500 Index and all sectors at the beginning of the Fund’s fiscal year. The credit crisis prompted unprecedented coordination between the U.S Department of the Treasury and the U.S. Federal Reserve Bank in efforts to resuscitate credit markets and stabilize the financial system. Inflation concerns abated, as slumping demand in the U.S. and the weakening global economy hit commodities prices. The ongoing housing correction, debt deflation, rising unemployment, and stalled production and consumption all contributed to the most severe recession in recent history. Corporations announced workforce reductions and capital expenditure cuts.

In early March 2009, the effects of the credit crisis punished equities across all sectors, sinking stocks to their lowest levels in decades. Some of the worst-hit stocks were in banks and in companies carrying high levels of debt. The market decline also pulled down share prices of more solid companies and potential growth companies. In late March, the U.S. Treasury Department announced broad-based plans to form a public-private investment partnership that was promoted to stimulate credit markets and stabilize the financial system. In May, the federal government released results of “stress tests” it conducted on major banks. The results of these tests determined that 10 of the 19 largest banks in the U.S. required additional capital. Investors responded positively to this news, readjusted their exposure to risk, and sparked a powerful rally.

Dryden Index Series Fund/Dryden Stock Index Fund	5

Strategy and Performance Overview (continued)

How did the sectors of the S&P 500 Index perform?

While most sectors in the S&P 500 Index rebounded sharply during the latter half of the reporting period, these gains were not sufficient to offset earlier losses, as the Index posted a moderate overall decline at the end of the fiscal year. Information technology was the only sector in the Index to record a positive return as businesses made purchases to upgrade computer hardware, software, and related items.

Three sectors reported double-digit declines. Financials experienced the most severe decline from the residual effects of the credit crisis. However, in the latter part of the reporting period, the sector roared back after federal policy initiatives and helped restore investor confidence. Energy fizzled as the recession pressured domestic and global consumption. Industrials stalled due to slack demand for manufactured goods, although the sector rallied later in the fiscal year.

The remaining six sectors posted either nominal or less severe declines. Telecommunications services ended the fiscal year almost in positive territory on firm consumer demand, but companies holding debt were hit hard when equities bottomed early in the reporting period. Consumer discretionary, which includes retailing, autos, and other big-ticket items also edged toward positive territory, reflecting a lift in consumer demand as the recession began to ease. Healthcare lapsed into a moderate decline due to political uncertainty surrounding proposals to change health insurance availability and rein in medical costs. Materials declined for the one-year period, but the sector rebounded later on resurgence in construction and infrastructure projects in developing countries. Consumer staples, which include household and personal products, declined as investors favored riskier sectors later during the fiscal year. Utilities fell due to a lull in industrial demand.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2009, at the beginning of the period, and held through the six-month period ended September 30, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Dryden Index Series Fund/Dryden Stock Index Fund	7

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Stock Index Fund		Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,335.80	0.64%	$3.75
	Hypothetical	$1,000.00	$1,021.86	0.64%	$3.24

Class B	Actual	$1,000.00	$1,333.10	1.20%	$7.02
	Hypothetical	$1,000.00	$1,019.05	1.20%	$6.07

Class C	Actual	$1,000.00	$1,332.40	1.23%	$7.19
	Hypothetical	$1,000.00	$1,018.90	1.23%	$6.23

Class I	Actual	$1,000.00	$1,338.80	0.20%	$1.17
	Hypothetical	$1,000.00	$1,024.07	0.20%	$1.01

Class Z	Actual	$1,000.00	$1,338.30	0.25%	$1.47
	Hypothetical	$1,000.00	$1,023.82	0.25%	$1.27

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2009, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of September 30, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.8%
COMMON STOCKS

Aerospace & Defense 2.6%
63,884	Boeing Co.	$3,459,319
34,612	General Dynamics Corp.	2,235,935
10,499	Goodrich Corp.	570,516
66,715	Honeywell International, Inc.	2,478,462
11,400	L-3 Communications Holdings, Inc.	915,648
29,156	Lockheed Martin Corp.	2,276,500
30,348	Northrop Grumman Corp.	1,570,509
11,100	Precision Castparts Corp.	1,130,757
37,944	Raytheon Co.	1,820,174
11,463	Rockwell Collins, Inc.	582,320
84,340	United Technologies Corp.	5,138,836

		22,178,976

Air Freight & Logistics 1.0%
15,700	C.H. Robinson Worldwide, Inc.	906,675
19,700	Expeditors International of Washington, Inc.	692,455
27,316	FedEx Corp.	2,054,710
87,700	United Parcel Service, Inc. (Class B Stock)	4,952,419

		8,606,259

Airlines 0.1%
63,374	Southwest Airlines Co.	608,390

Auto Components 0.2%
19,671	Goodyear Tire & Rubber Co. (The)(a)	334,997
54,856	Johnson Controls, Inc.	1,402,119

		1,737,116

Automobiles 0.3%
277,338	Ford Motor Co.(a)(b)	1,999,607
23,600	Harley-Davidson, Inc.	542,800

		2,542,407

Beverages 2.6%
8,020	Brown-Forman Corp. (Class B Stock)	386,724
203,432	Coca-Cola Co. (The)	10,924,299
29,700	Coca-Cola Enterprises, Inc.	635,877
18,500	Constellation Brands, Inc. (Class A Stock)(a)	280,275
22,100	Dr Pepper Snapple Group, Inc.(a)	635,375

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	9

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Beverages (cont’d.)
12,494	Molson Coors Brewing Co. (Class B Stock)	$608,208
12,700	Pepsi Bottling Group, Inc.	462,788
139,605	PepsiCo, Inc.	8,189,229

		22,122,775

Biotechnology 1.7%
90,604	Amgen, Inc.(a)	5,457,079
27,720	Biogen Idec, Inc.(a)	1,400,414
40,400	Celgene Corp.(a)	2,258,360
7,300	Cephalon, Inc.(a)(b)	425,152
22,900	Genzyme Corp.(a)(b)	1,299,117
81,200	Gilead Sciences, Inc.(a)	3,782,296

		14,622,418

Building Products 0.1%
33,526	Masco Corp.	433,156

Capital Markets 3.0%
21,771	Ameriprise Financial, Inc.	790,940
107,338	Bank of New York Mellon (The)	3,111,729
82,511	Charles Schwab Corp. (The)	1,580,086
56,400	E*Trade Financial Corp.(a)	98,700
8,100	Federated Investors, Inc. (Class B Stock)	213,597
13,814	Franklin Resources, Inc.(b)	1,389,688
45,400	Goldman Sachs Group, Inc. (The)	8,369,490
37,700	Invesco Ltd.	858,052
14,500	Janus Capital Group, Inc.(b)	205,610
14,300	Legg Mason, Inc.	443,729
119,936	Morgan Stanley	3,703,624
20,962	Northern Trust Corp.	1,219,150
44,062	State Street Corp.	2,317,661
23,300	T. Rowe Price Group, Inc.	1,064,810

		25,366,866

Chemicals 1.9%
18,432	Air Products & Chemicals, Inc.	1,429,955
6,200	Airgas, Inc.	299,894
5,000	CF Industries Holding, Inc.	431,150
95,636	Dow Chemical Co. (The)	2,493,231
81,144	E.I. Du Pont de Nemours & Co.	2,607,968

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals (cont’d.)
6,693	Eastman Chemical Co.	$358,343
19,482	Ecolab, Inc.	900,653
4,500	FMC Corp.	253,125
6,375	International Flavors & Fragrances, Inc.	241,804
46,484	Monsanto Co.	3,597,861
15,274	PPG Industries, Inc.	889,100
27,858	Praxair, Inc.	2,275,720
11,832	Sigma-Aldrich Corp.(b)	638,691

		16,417,495

Commercial Banks 2.8%
57,558	BB&T Corp.(b)	1,567,880
11,861	Comerica, Inc.	351,916
72,673	Fifth Third Bancorp	736,177
16,262	First Horizon National Corp.(b)	215,140
53,229	Huntington Bancshares, Inc.	250,709
73,535	KeyCorp	477,978
4,900	M&T Bank Corp.(b)	305,368
32,099	Marshall & Ilsley Corp.	259,039
40,602	PNC Financial Services Group, Inc.(b)	1,972,851
102,074	Regions Financial Corp.	633,880
45,283	SunTrust Banks, Inc.	1,021,132
167,595	U.S. Bancorp	3,663,626
415,316	Wells Fargo & Co.(b)	11,703,604
13,300	Zions Bancorporation(b)	239,001

		23,398,301

Commercial Services & Supplies 0.5%
10,468	Avery Dennison Corp.	376,953
11,000	Cintas Corp.	333,410
13,900	Iron Mountain, Inc.(a)(b)	370,574
19,025	Pitney Bowes, Inc.(b)	472,771
21,840	R.R. Donnelley & Sons Co.	464,318
27,475	Republic Services, Inc.	730,011
8,000	Stericycle, Inc.(a)(b)	387,600
43,513	Waste Management, Inc.(b)	1,297,558

		4,433,195

Communications Equipment 2.7%
7,257	Ciena Corp.(a)	118,144
514,144	Cisco Systems, Inc.(a)	12,102,949

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	11

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Communications Equipment (cont’d.)
11,800	Harris Corp.	$443,680
16,187	JDS Uniphase Corp.(a)	115,090
46,600	Juniper Networks, Inc.(a)(b)	1,259,132
201,413	Motorola, Inc.	1,730,138
146,900	QUALCOMM, Inc.	6,607,562
32,994	Tellabs, Inc.(a)	228,318

		22,605,013

Computers & Peripherals 5.6%
79,824	Apple, Inc.(a)	14,796,976
158,340	Dell, Inc.(a)	2,416,268
181,404	EMC Corp.(a)	3,091,124
211,502	Hewlett-Packard Co.	9,985,009
117,134	International Business Machines Corp.	14,010,398
6,552	Lexmark International, Inc. (Class A Stock)(a)	141,130
27,300	NetApp, Inc.(a)(b)	728,364
11,300	QLogic Corp.(a)	194,360
19,600	SanDisk Corp.(a)	425,320
68,224	Sun Microsystems, Inc.(a)	620,156
16,800	Teradata Corp.(a)	462,336
20,900	Western Digital Corp.(a)	763,477

		47,634,918

Construction & Engineering 0.2%
16,674	Fluor Corp.	847,873
10,400	Jacobs Engineering Group, Inc.(a)(b)	477,880
12,800	Quanta Services, Inc.(a)	283,264

		1,609,017

Construction Materials 0.1%
8,400	Vulcan Materials Co.(b)	454,188

Consumer Finance 0.7%
106,859	American Express Co.	3,622,521
39,766	Capital One Financial Corp.	1,420,839
46,618	Discover Financial Services	756,610
39,492	SLM Corp.(a)	344,370

		6,144,340

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Containers & Packaging 0.2%
9,332	Ball Corp.	$459,134
8,210	Bemis Co., Inc.	212,721
12,900	Owens-Illinois, Inc.(a)	476,010
16,758	Pactiv Corp.(a)	436,546
14,236	Sealed Air Corp.	279,453

		1,863,864

Distributors 0.1%
15,199	Genuine Parts Co.	578,474

Diversified Consumer Services 0.2%
11,000	Apollo Group, Inc. (Class A Stock)(a)	810,370
4,700	DeVry, Inc.	260,004
30,220	H&R Block, Inc.	555,444

		1,625,818

Diversified Financial Services 4.5%
769,595	Bank of America Corp.	13,021,547
1,152,955	Citigroup, Inc.	5,580,302
5,890	CME Group, Inc.	1,815,239
6,300	IntercontinentalExchange, Inc.(a)	612,297
349,593	JPMorgan Chase & Co.	15,319,166
15,800	Leucadia National Corp.(b)	390,576
18,676	Moody’s Corp.(b)	382,111
12,300	NASDAQ OMX Group, Inc. (The)(a)	258,915
24,600	NYSE Euronext	710,694

		38,090,847

Diversified Telecommunication Services 2.8%
522,731	AT&T, Inc.	14,118,965
28,172	CenturyTel, Inc.	946,579
28,600	Frontier Communications Corp.	215,644
132,636	Qwest Communications International, Inc.(b)	505,343
255,633	Verizon Communications, Inc.	7,738,011
42,577	Windstream Corp.	431,305

		23,955,847

Electric Utilities 2.0%
15,300	Allegheny Energy, Inc.	405,756
42,991	American Electric Power Co., Inc.	1,332,291
117,269	Duke Energy Corp.	1,845,814

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	13

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
30,162	Edison International	$1,012,840
16,715	Entergy Corp.	1,334,860
59,356	Exelon Corp.	2,945,245
27,306	FirstEnergy Corp.	1,248,430
35,972	FPL Group, Inc.	1,986,734
12,900	Northeast Utilities	306,246
18,400	Pepco Holdings, Inc.	273,792
10,200	Pinnacle West Capital Corp.	334,764
34,152	PPL Corp.	1,036,172
24,958	Progress Energy, Inc.(b)	974,859
70,115	Southern Co. (The)	2,220,542

		17,258,345

Electrical Equipment 0.4%
66,950	Emerson Electric Co.	2,683,356
12,863	Rockwell Automation, Inc.	547,964

		3,231,320

Electronic Equipment & Instruments 0.5%
29,398	Agilent Technologies, Inc.(a)(b)	818,146
15,100	Amphenol Corp. (Class A Stock)	568,968
139,897	Corning, Inc.	2,141,823
11,600	FLIR Systems, Inc.(a)(b)	324,452
21,700	Jabil Circuit, Inc.	290,997
9,050	Molex, Inc.	188,964

		4,333,350

Energy Equipment & Services 1.8%
27,179	Baker Hughes, Inc.(b)	1,159,456
28,200	BJ Services Co.	547,926
19,700	Cameron International Corp.(a)	745,054
6,100	Diamond Offshore Drilling, Inc.(b)	582,672
13,000	ENSCO International, Inc.	553,020
10,700	FMC Technologies, Inc.(a)	558,968
75,422	Halliburton Co.	2,045,445
24,600	Nabors Industries Ltd.(a)	514,140
37,400	National Oilwell Varco, Inc.(a)	1,613,062
10,410	Rowan Cos., Inc.	240,159
106,842	Schlumberger Ltd.	6,367,783
15,100	Smith International, Inc.	433,370

		15,361,055

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food & Staples Retailing 2.8%
38,108	Costco Wholesale Corp.	$2,151,578
127,099	CVS Caremark Corp.	4,542,518
60,034	Kroger Co. (The)	1,239,102
40,000	Safeway, Inc.	788,800
17,878	SUPERVALU, Inc.	269,243
54,080	Sysco Corp.	1,343,888
86,378	Walgreen Co.	3,236,584
194,026	Wal-Mart Stores, Inc.	9,524,735
10,200	Whole Foods Market, Inc.(a)(b)	310,998

		23,407,446

Food Products 1.6%
57,359	Archer-Daniels-Midland Co.	1,676,030
16,347	Campbell Soup Co.	533,239
40,543	ConAgra Food, Inc.	878,972
15,400	Dean Foods Co.(a)	273,966
28,872	General Mills, Inc.	1,858,779
27,814	H.J. Heinz Co.	1,105,607
15,416	Hershey Co. (The)(b)	599,066
6,500	Hormel Foods Corp.	230,880
10,500	J.M. Smucker Co. (The)	556,605
22,770	Kellogg Co.	1,120,967
132,166	Kraft Foods, Inc. (Class A Stock)	3,472,001
11,300	McCormick & Co., Inc.	383,522
63,886	Sara Lee Corp.	711,690
24,900	Tyson Foods, Inc. (Class A Stock)	314,487

		13,715,811

Gas Utilities 0.1%
9,200	EQT Corp.	391,920
3,300	Nicor, Inc.	120,747
16,100	Questar Corp.	604,716

		1,117,383

Healthcare Equipment & Supplies 1.9%
54,674	Baxter International, Inc.	3,116,965
21,312	Becton, Dickinson and Co.	1,486,512
136,872	Boston Scientific Corp.(a)	1,449,474
8,612	C.R. Bard, Inc.	676,989
15,587	CareFusion Corp.(a)	339,786

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	15

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Equipment & Supplies (cont’d.)
11,300	DENTSPLY International, Inc.	$390,302
13,707	Hospira, Inc.(a)	611,332
3,500	Intuitive Surgical, Inc.(a)(b)	917,875
100,158	Medtronic, Inc.	3,685,814
31,364	St. Jude Medical, Inc.(a)	1,223,510
21,900	Stryker Corp.(b)	994,917
7,600	Varian Medical Systems, Inc.(a)(b)	320,188
18,711	Zimmer Holdings, Inc.(a)	1,000,103

		16,213,767

Healthcare Providers & Services 2.0%
39,872	Aetna, Inc.	1,109,638
28,000	AmerisourceBergen Corp.	626,640
31,173	Cardinal Health, Inc.	835,436
25,491	CIGNA Corp.(b)	716,042
13,750	Coventry Health Care, Inc.(a)	274,450
9,800	DaVita, Inc.(a)	555,072
24,400	Express Scripts, Inc.(a)	1,892,952
15,410	Humana, Inc.(a)(b)	574,793
8,800	Laboratory Corp of America Holdings(a)(b)	578,160
23,276	McKesson Corp.	1,386,086
42,968	Medco Health Solutions, Inc.(a)(b)	2,376,560
7,600	Patterson Cos., Inc.(a)(b)	207,100
14,500	Quest Diagnostics, Inc.	756,755
23,472	Tenet Healthcare Corp.(a)	138,015
108,648	UnitedHealth Group, Inc.	2,720,547
43,400	WellPoint, Inc.(a)	2,055,424

		16,803,670

Healthcare Technology
17,510	IMS Health, Inc.	268,779

Home Builders 0.1%
26,000	D.R. Horton, Inc.(b)	296,660
6,082	KB Home	101,022
10,800	Lennar Corp. (Class A Stock)	153,900
27,411	Pulte Homes, Inc.(b)	301,249

		852,831

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 1.4%
39,800	Carnival Corp.	$1,324,544
13,653	Darden Restaurants, Inc.	465,977
19,900	International Game Technology	427,452
22,501	Marriott International, Inc. (Class A Stock)(b)	620,803
99,130	McDonald’s Corp.	5,657,349
59,900	Starbucks Corp.(a)	1,236,935
15,800	Starwood Hotels & Resorts Worldwide, Inc.(b)	521,874
17,051	Wyndham Worldwide Corp.	278,272
4,300	Wynn Resorts Ltd.(a)	304,827
40,964	Yum! Brands, Inc.(b)	1,382,945

		12,220,978

Household Durables 0.3%
5,632	Black & Decker Corp. (The)	260,705
13,108	Fortune Brands, Inc.	563,381
5,900	Harman International Industries, Inc.	199,892
14,800	Leggett & Platt, Inc.	287,120
26,327	Newell Rubbermaid, Inc.	413,071
4,742	Snap-On, Inc.	164,832
7,838	Stanley Works (The)	334,604
6,885	Whirlpool Corp.(b)	481,675

		2,705,280

Household Products 2.5%
12,332	Clorox Co.	725,368
44,030	Colgate-Palmolive Co.	3,358,608
37,716	Kimberly-Clark Corp.	2,224,490
257,323	Procter & Gamble Co. (The)	14,904,148

		21,212,614

Independent Power Producers & Energy Traders 0.2%
59,800	AES Corp. (The)(a)	886,236
20,529	Constellation Energy Group, Inc.	664,524
33,100	Dynegy, Inc. (Class A Stock)(a)	84,405

		1,635,165

Industrial Conglomerates 2.4%
61,798	3M Co.	4,560,692
942,872	General Electric Co.	15,481,959
15,634	Textron, Inc.	296,733

		20,339,384

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	17

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance 2.6%
42,000	Aflac, Inc.	$1,795,080
48,608	Allstate Corp. (The)	1,488,377
9,901	American International Group, Inc.(a)(b)	436,733
25,389	Aon Corp.(b)	1,033,078
9,800	Assurant, Inc.	314,188
31,768	Chubb Corp.	1,601,425
15,507	Cincinnati Financial Corp.	403,027
39,000	Genworth Financial, Inc. (Class A Stock)	466,050
31,053	Hartford Financial Services Group, Inc. (The)	822,905
22,751	Lincoln National Corp.(b)	589,478
32,917	Loews Corp.	1,127,407
47,340	Marsh & McLennan Cos., Inc.	1,170,718
10,000	MBIA, Inc.(a)(b)	77,600
71,700	MetLife, Inc.	2,729,620
25,700	Principal Financial Group, Inc.	703,923
61,816	Progressive Corp. (The)	1,024,909
40,900	Prudential Financial, Inc.(d)	2,041,319
8,215	Torchmark Corp.	356,777
50,111	Travelers Cos., Inc. (The)	2,466,965
32,526	Unum Group(b)	697,357
33,200	XL Capital Ltd. (Class A Stock)	579,672

		21,926,608

Internet & Catalog Retail 0.4%
28,700	Amazon.com, Inc.(a)	2,679,432
20,000	Expedia, Inc.(a)	479,000

		3,158,432

Internet Software & Services 1.8%
13,800	Akamai Technologies, Inc.(a)(b)	271,584
94,800	eBay, Inc.(a)	2,238,228
21,450	Google, Inc. (Class A Stock)(a)	10,635,983
16,900	VeriSign, Inc.(a)(b)	400,361
107,300	Yahoo!, Inc.(a)	1,911,013

		15,457,169

IT Services 1.1%
9,200	Affiliated Computer Services, Inc. (Class A Stock)(a)	498,364
44,678	Automatic Data Processing, Inc.	1,755,846
22,200	Cognizant Technology Solutions Corp. (Class A Stock)(a)	858,252

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

IT Services (cont’d.)
14,051	Computer Sciences Corp.(a)	$740,628
12,400	Convergys Corp.(a)	123,256
17,700	Fidelity National Information Services, Inc.	451,527
15,100	Fiserv, Inc.(a)(b)	727,820
8,000	Mastercard, Inc. (Class A Stock)	1,617,200
28,925	Paychex, Inc.(b)	840,271
15,371	Total System Services, Inc.	247,627
67,252	Western Union Co. (The)	1,272,408

		9,133,199

Leisure Equipment & Products 0.1%
20,000	Eastman Kodak Co.	95,600
12,454	Hasbro, Inc.	345,599
31,913	Mattel, Inc.	589,113

		1,030,312

Life Sciences Tools & Services 0.4%
14,652	Life Technologies Corp.(a)(b)	682,051
5,561	Millipore Corp.(a)(b)	391,105
9,670	PerkinElmer, Inc.	186,051
39,102	Thermo Fisher Scientific, Inc.(a)(b)	1,707,584
9,100	Waters Corp.(a)(b)	508,326

		3,475,117

Machinery 1.5%
51,756	Caterpillar, Inc.(b)	2,656,635
17,416	Cummins, Inc.	780,411
22,900	Danaher Corp.	1,541,628
37,680	Deere & Co.	1,617,226
15,862	Dover Corp.	614,811
14,454	Eaton Corp.	817,952
4,500	Flowserve Corp.	443,430
34,336	Illinois Tool Works, Inc.	1,466,491
15,872	ITT Corp.	827,725
28,864	PACCAR, Inc.(b)	1,088,461
10,704	Pall Corp.	345,525
12,838	Parker Hannifin Corp.	665,522

		12,865,817

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	19

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Media 2.7%
63,376	CBS Corp. (Class B Stock)(b)	$763,681
263,185	Comcast Corp. (Class A Stock)	4,445,195
45,800	DIRECTV Group, Inc. (The)(a)(b)	1,263,164
24,089	Gannett Co., Inc.	301,353
31,812	Interpublic Group of Cos., Inc.(a)(b)	239,226
28,600	McGraw-Hill Cos., Inc. (The)	719,004
3,096	Meredith Corp.	92,694
9,000	New York Times Co. (The)(Class A Stock)(b)	73,080
205,300	News Corp. (Class A Stock)	2,461,547
28,734	Omnicom Group, Inc.	1,061,434
9,300	Scripps Networks Interactive, Inc. (Class A Stock)	343,635
107,374	Time Warner, Inc.	3,090,224
29,781	Time Warner Cable, Inc.	1,283,263
55,576	Viacom, Inc. (Class B Stock)(a)	1,558,351
164,813	Walt Disney Co. (The)	4,525,765
400	Washington Post Co. (The)(Class B Stock)	187,232

		22,408,848

Metals & Mining 1.0%
11,000	AK Steel Holding Corp.	217,030
78,644	Alcoa, Inc.	1,031,809
9,818	Allegheny Technologies, Inc.	343,532
37,746	Freeport-McMoRan Copper & Gold, Inc.	2,589,754
44,597	Newmont Mining Corp.	1,963,160
28,912	Nucor Corp.	1,359,153
6,000	Titanium Metals Corp.(b)	57,540
11,809	United States Steel Corp.(b)	523,965

		8,085,943

Multiline Retail 0.9%
8,124	Big Lots, Inc.(a)	203,262
13,300	Family Dollar Stores, Inc.	351,120
19,284	J.C. Penney Co., Inc.	650,835
25,900	Kohl’s Corp.(a)	1,477,595
40,282	Macy’s, Inc.	736,758
13,400	Nordstrom, Inc.(b)	409,236
3,107	Sears Holdings Corp.(a)(b)	202,918
69,682	Target Corp.	3,252,756

		7,284,480

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Multi-Utilities 1.3%
18,769	Ameren Corp.	$474,480
29,779	CenterPoint Energy, Inc.	370,153
22,100	CMS Energy Corp.	296,140
23,851	Consolidated Edison, Inc.	976,460
53,604	Dominion Resources, Inc.	1,849,339
13,987	DTE Energy Co.	491,503
6,208	Integrys Energy Group, Inc.	222,805
27,000	NiSource, Inc.	375,030
33,552	PG&E Corp.	1,358,520
46,594	Public Service Enterprise Group, Inc.	1,464,916
11,000	SCANA Corp.	383,900
22,398	Sempra Energy	1,115,644
21,200	TECO Energy, Inc.	298,496
9,400	Wisconsin Energy Corp.	424,598
41,683	Xcel Energy, Inc.	801,981

		10,903,965

Office Electronics 0.1%
80,898	Xerox Corp.	626,151

Oil, Gas & Consumable Fuels 9.6%
43,336	Anadarko Petroleum Corp.(b)	2,718,467
30,248	Apache Corp.	2,777,674
6,800	Cabot Oil & Gas Corp.	243,100
52,600	Chesapeake Energy Corp.	1,493,840
179,392	Chevron Corp.	12,634,579
133,557	ConocoPhillips	6,031,434
16,200	Consol Energy, Inc.	730,782
14,900	Denbury Resources, Inc.(a)	225,437
39,700	Devon Energy Corp.	2,673,001
67,304	El Paso Corp.	694,577
22,600	EOG Resources, Inc.	1,887,326
426,214	Exxon Mobil Corp.	29,242,542
25,934	Hess Corp.	1,386,432
63,978	Marathon Oil Corp.	2,040,898
6,800	Massey Energy Co.	189,652
17,700	Murphy Oil Corp.	1,018,989
15,300	Noble Energy, Inc.	1,009,188
72,176	Occidental Petroleum Corp.	5,658,598
22,200	Peabody Energy Corp.	826,284
8,800	Pioneer Natural Resources Co.	319,352

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	21

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
13,000	Range Resources Corp.	$641,680
31,000	Southwestern Energy Co.(a)	1,323,080
57,784	Spectra Energy Corp.	1,094,429
10,128	Sunoco, Inc.	288,142
15,100	Tesoro Corp.	226,198
47,200	Valero Energy Corp.	915,208
53,692	Williams Cos., Inc. (The)	959,476
51,316	XTO Energy, Inc.	2,120,377

		81,370,742

Paper & Forest Products 0.2%
39,284	International Paper Co.	873,283
15,235	MeadWestvaco Corp.	339,893
17,500	Weyerhaeuser Co.	641,375

		1,854,551

Personal Products 0.2%
39,144	Avon Products, Inc.	1,329,330
9,400	Estee Lauder Cos., Inc. (The)(Class A Stock)	348,552

		1,677,882

Pharmaceuticals 6.9%
137,874	Abbott Laboratories	6,820,627
27,264	Allergan, Inc.	1,547,505
181,614	Bristol-Myers Squibb Co.	4,089,947
91,197	Eli Lilly & Co.	3,012,237
28,000	Forest Laboratories, Inc.(a)	824,320
245,069	Johnson & Johnson	14,922,250
20,533	King Pharmaceuticals, Inc.(a)	221,140
185,744	Merck & Co., Inc.(b)	5,875,083
27,700	Mylan, Inc.(a)(b)	443,477
602,823	Pfizer, Inc.	9,976,721
144,424	Schering-Plough Corp.	4,079,978
10,100	Watson Pharmaceuticals, Inc.(a)(b)	370,064
119,391	Wyeth	5,800,015

		57,983,364

Professional Services 0.2%
3,900	Dun & Bradstreet Corp. (The)	293,748
16,430	Equifax, Inc.	478,770

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Professional Services (cont’d.)
13,000	Monster Worldwide, Inc.(a)	$227,240
13,600	Robert Half International, Inc.	340,272

		1,340,030

Real Estate Investment Trust 1.1%
11,780	Apartment Investment & Management Co. (Class A Stock)	173,755
6,911	AvalonBay Communities, Inc.(b)	502,637
11,200	Boston Properties, Inc.	734,160
25,100	Equity Residential(b)	770,570
25,200	HCP, Inc.	724,248
9,600	Health Care REIT, Inc.	399,552
58,500	Host Hotels & Resorts, Inc.	688,545
31,000	Kimco Realty Corp.(b)	404,240
15,800	Plum Creek Timber Co., Inc.(b)	484,112
38,400	ProLogis	457,728
11,900	Public Storage(b)	895,356
24,390	Simon Property Group, Inc.(b)	1,693,398
13,200	Ventas, Inc.(b)	508,200
13,934	Vornado Realty Trust	897,489

		9,333,990

Real Estate Management & Development
17,300	C.B. Richard Ellis Group, Inc. (Class A Stock)(a)(b)	203,102

Road & Rail 0.9%
24,823	Burlington Northern Santa Fe Corp.	1,981,620
34,506	CSX Corp.	1,444,421
31,711	Norfolk Southern Corp.	1,367,061
5,121	Ryder System, Inc.	200,026
44,058	Union Pacific Corp.	2,570,785

		7,563,913

Semiconductors & Semiconductor Equipment 2.5%
50,124	Advanced Micro Devices, Inc.(a)(b)	283,702
31,600	Altera Corp.	648,116
26,600	Analog Devices, Inc.	733,628
112,988	Applied Materials, Inc.(b)	1,514,039
38,000	Broadcom Corp. (Class A Stock)(a)	1,166,220
501,488	Intel Corp.	9,814,120
13,120	KLA-Tencor Corp.(b)	470,483
20,400	Linear Technology Corp.(b)	563,652

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	23

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
59,744	LSI Corp.(a)	$327,995
15,300	MEMC Electronic Materials, Inc.(a)	254,439
17,200	Microchip Technology, Inc.(b)	455,800
63,616	Micron Technology, Inc.(a)(b)	521,651
15,452	National Semiconductor Corp.(b)	220,500
9,400	Novellus Systems, Inc.(a)(b)	197,212
45,800	NVIDIA Corp.(a)(b)	688,374
12,100	Teradyne, Inc.(a)	111,925
118,852	Texas Instruments, Inc.	2,815,604
25,600	Xilinx, Inc.	599,552

		21,387,012

Software 3.9%
46,640	Adobe Systems, Inc.(a)	1,540,986
22,520	Autodesk, Inc.(a)(b)	535,976
17,400	BMC Software, Inc.(a)	653,022
36,758	CA, Inc.	808,308
15,400	Citrix Systems, Inc.(a)	604,142
22,600	Compuware Corp.(a)	165,658
24,800	Electronic Arts, Inc.(a)	472,440
29,400	Intuit, Inc.(a)(b)	837,900
14,500	McAfee, Inc.(a)	634,955
682,512	Microsoft Corp.	17,670,235
29,602	Novell, Inc.(a)	133,505
339,840	Oracle Corp.	7,082,266
15,600	Red Hat, Inc.(a)	431,184
9,500	Salesforce.com, Inc.(a)(b)	540,835
80,317	Symantec Corp.(a)	1,322,821

		33,434,233

Specialty Retail 1.9%
7,400	Abercrombie & Fitch Co. (Class A Stock)	243,312
12,023	AutoNation, Inc.(a)(b)	217,376
3,300	AutoZone, Inc.(a)	482,526
22,400	Bed Bath & Beyond, Inc.(a)(b)	840,896
30,900	Best Buy Co., Inc.	1,159,368
13,900	GameStop Corp. (Class A Stock)(a)(b)	367,933
44,813	Gap, Inc. (The)	958,998
151,084	Home Depot, Inc. (The)	4,024,877
26,222	Limited Brands, Inc.	445,512
131,596	Lowe’s Cos., Inc.	2,755,619

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
32,600	Office Depot, Inc.(a)	$215,812
10,400	O’Reilly Automotive, Inc.(a)(b)	375,856
9,854	RadioShack Corp.	163,281
9,116	Sherwin-Williams Co. (The)	548,419
60,025	Staples, Inc.	1,393,781
9,100	Tiffany & Co.	350,623
37,132	TJX Cos., Inc.	1,379,454

		15,923,643

Textiles, Apparel & Luxury Goods 0.5%
31,400	Coach, Inc.	1,033,688
34,276	NIKE, Inc. (Class B Stock)	2,217,657
5,100	Polo Ralph Lauren Corp.	390,762
8,234	V.F. Corp.	596,389

		4,238,496

Thrifts & Mortgage Finance 0.1%
46,400	Hudson City Bancorp, Inc.	610,160
28,700	People’s United Financial, Inc.	446,572

		1,056,732

Tobacco 1.6%
184,279	Altria Group, Inc.	3,282,009
15,260	Lorillard, Inc.	1,133,818
171,779	Philip Morris International, Inc.	8,372,508
17,400	Reynolds American, Inc.	774,648

		13,562,983

Trading Companies & Distributors 0.1%
8,200	Fastenal Co.(b)	317,340
5,874	W.W. Grainger, Inc.(b)	524,901

		842,241

Wireless Telecommunication Services 0.3%
33,900	American Tower Corp. (Class A Stock)(a)	1,233,960
15,700	MetroPCS Communications, Inc.(a)	146,952
256,474	Sprint Nextel Corp.(a)	1,013,072

		2,393,984

	Total long-term investments (cost $537,480,642)	828,229,797

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	25

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENTS 10.6%

Affiliated Money Market Mutual Fund 10.3%
86,875,856	Dryden Core Investment Fund—Taxable Money Market Series (cost $86,875,856; includes $70,286,426 of cash collateral received for securities on loan) (Note 3)(c)(d)(e)	$86,875,856

Principal Amount (000)
U.S. Treasury Security 0.3%
$3,000	U.S. Treasury Bill, 0.08%, 12/17/09 (cost $2,999,519)(f)(g)	2,999,475

	Total short-term investments (cost $89,875,375)	89,875,331

	Total Investments 108.4% (cost $627,356,017; Note 5)	918,105,128
	Liabilities in excess of other assets(h) (8.4%)	(71,516,808)

	Net Assets 100.0%	$846,588,320

(a)	Non-income producing security.
(b)	Securities, or portion thereof, on loan with an aggregate market value of $68,012,991; cash collateral of $70,286,426 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Affiliated security.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(f)	Rate quoted represents yield-to-maturity as of purchase date.
(g)	Security segregated as collateral for futures contracts.
(h)	Liabilities in excess of other assets include net unrealized appreciation on financial futures contracts as follows:

Open futures contracts outstanding at September 30, 2009:

Number of Contracts	Type	Expiration Date	Value at September 30, 2009	Value at Trade Date	Unrealized Appreciation
	Long Position:
72	S&P 500 Index Futures	Dec. 09	$18,952,200	$18,734,621	$217,579

See Notes to Financial Statements.

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Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$828,229,797	$—	$—
U.S. Treasury Security	—	2,999,475	—
Affiliated Money Market Mutual Fund	86,875,856	—	—

	915,105,653	2,999,475	—
Other Financial Instruments*	217,579	—	—

Total	$915,323,232	$2,999,475	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of September 30, 2008 and September 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2009 were as follows:

Affiliated Money Market Mutual Fund (including 8.3% of collateral received for securities on loan)	10.3%
Oil, Gas & Consumable Fuels	9.6
Pharmaceuticals	6.9
Computers & Peripherals	5.6
Diversified Financial Services	4.5
Software	3.9
Capital Markets	3.0
Commercial Banks	2.8
Diversified Telecommunication Services	2.8

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	27

Portfolio of Investments

as of September 30, 2009 continued

Industry (cont’d.)
Foods & Staples Retailing	2.8%
Communications Equipment	2.7
Media	2.7
Aerospace & Defense	2.6
Beverages	2.6
Insurance	2.6
Household Products	2.5
Semiconductors & Semiconductor Equipment	2.5
Industrial Conglomerates	2.4
Electric Utilities	2.0
Healthcare Providers & Services	2.0
Chemicals	1.9
Healthcare Equipment & Supplies	1.9
Specialty Retail	1.9
Energy Equipment & Services	1.8
Internet Software & Services	1.8
Biotechnology	1.7
Food Products	1.6
Tobacco	1.6
Machinery	1.5
Hotels, Restaurants & Leisure	1.4
Multi-Utilities	1.3
IT Services	1.1
Real Estate Investment Trust	1.1
Air Freight & Logistics	1.0
Metals & Mining	1.0
Multiline Retail	0.9
Road & Rail	0.9
Consumer Finance	0.7
Commercial Services & Supplies	0.5
Electronic Equipment & Instruments	0.5
Textiles, Apparel & Luxury Goods	0.5
Electrical Equipment	0.4
Internet & Catalog Retail	0.4
Life Sciences Tools & Services	0.4
Automobiles	0.3
Household Durables	0.3
U.S. Treasury Security	0.3
Wireless Telecommunication Services	0.3
Auto Components	0.2
Construction & Engineering	0.2
Containers & Packaging	0.2
Diversified Consumer Services	0.2
Independent Power Producers & Energy Traders	0.2
Paper & Forest Products	0.2
Personal Products	0.2
Professional Services	0.2

See Notes to Financial Statements.

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Industry (cont’d.)
Airlines	0.1%
Building Products	0.1
Construction Materials	0.1
Distributors	0.1
Gas Utilities	0.1
Home Builders	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Thrifts & Mortgage Finance	0.1
Trading Companies & Distributors	0.1

108.4
Liabilities in excess of other assets	(8.4)

100.0%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	29

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due to broker - variation margin	$217,579	*	—	$—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$(870,137)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$239,251

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Financial Statements

SEPTEMBER 30, 2009	ANNUAL REPORT

Dryden Index Series Fund/ Dryden Stock Index Fund

Statement of Assets and Liabilities

as of September 30, 2009

Assets
Investments at value, including securities on loan of $68,012,991:
Unaffiliated Investments (cost $539,181,583)	$829,187,953
Affiliated Investments (cost $88,174,434)	88,917,175
Cash	444,677
Receivable for Fund shares sold	1,255,283
Dividends and interest receivable	1,053,437
Receivable for investments sold	521,363
Prepaid expenses	17,364

Total assets	921,397,252

Liabilities
Payable to broker for collateral for securities on loan	70,286,426
Payable for Fund shares reacquired	2,537,113
Payable for investments purchased	1,343,478
Accrued expenses	351,722
Affiliated transfer agent fee payable	138,609
Management fee payable	55,241
Distribution fee payable	51,614
Due to broker—variation margin	38,367
Deferred trustees’ fees	6,362

Total liabilities	74,808,932

Net Assets	$846,588,320

Net assets were comprised of:
Shares of beneficial interest, at par	$35,977
Paid-in capital in excess of par	681,482,711

681,518,688
Undistributed net investment income	12,249,773
Accumulated net realized loss on investment and financial futures transactions	(138,146,831)
Net unrealized appreciation on investments and financial futures contracts	290,966,690

Net assets, September 30, 2009	$846,588,320

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($91,654,386 ÷ 3,904,264 shares of beneficial interest issued and outstanding)	$23.48
Maximum sales charge (3.25% of offering price)	.79

Maximum offering price to public	$24.27

Class B
Net asset value, offering price and redemption price per share ($12,538,152 ÷ 536,509 shares of beneficial interest issued and outstanding)	$23.37

Class C
Net asset value, offering price and redemption price per share ($23,032,171 ÷ 987,316 shares of beneficial interest issued and outstanding)	$23.33

Class I
Net asset value, offering price and redemption price per share ($325,476,392 ÷ 13,819,240 shares of beneficial interest issued and outstanding)	$23.55

Class Z
Net asset value, offering price and redemption price per share ($393,887,219 ÷ 16,729,303 shares of beneficial interest issued and outstanding)	$23.54

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	33

Statement of Operations

Year Ended September 30, 2009

Net Investment Income
Income
Unaffiliated dividends	$19,408,956
Affiliated income from securities loaned, net	1,000,679
Affiliated dividend income	176,265
Unaffiliated interest	2,574

Total income	20,588,474

Expenses
Management fee	2,255,518
Distribution fee—Class A	223,273
Distribution fee—Class B	158,630
Distribution fee—Class C	208,205
Transfer agent fee—Class A (including affiliated expense of $59,400)	137,000
Transfer agent fee—Class B (including affiliated expense of $15,400)	51,000
Transfer agent fee—Class C (including affiliated expense of $31,800)	58,000
Transfer agent fee—Class I (including affiliated expense of $186,500)	223,000
Transfer agent fee—Class Z (including affiliated expense of $433,500)	466,000
Custodian’s fees and expenses	105,000
Reports to shareholders	70,000
Registration fees	59,000
Trustees’ fees	45,000
Legal fees and expenses	25,000
Insurance	21,000
Audit fee	21,000
Miscellaneous	20,910

Total expenses	4,147,536
Less: Management fee waiver (Note 2)	(1,654,046)

Net expenses	2,493,490

Net investment income	18,094,984

Realized And Unrealized Gain (Loss) On Investments
Net realized loss on:
Investment transactions (including affiliated $(22,488))	(9,810,241)
Financial futures transactions	(870,137)

(10,680,378)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(993,549))	(99,010,482)
Financial futures contracts	239,251

(98,771,231)

Net loss on investments	(109,451,609)

Net Decrease In Net Assets Resulting From Operations	$(91,356,625)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$18,094,984	$25,823,492
Net realized gain (loss) on investment transactions	(10,680,378)	57,992,137
Net change in unrealized appreciation (depreciation) on investments	(98,771,231)	(411,509,772)

Net decrease in net assets resulting from operations	(91,356,625)	(327,694,143)

Dividends from net investment income (Note 1)
Class A	(2,119,867)	(1,647,857)
Class B	(396,427)	(457,636)
Class C	(416,153)	(320,795)
Class I	(10,174,616)	(12,166,848)
Class Z	(11,990,706)	(11,909,022)

	(25,097,769)	(26,502,158)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	185,954,550	212,589,904
Net asset value of shares issued in reinvestment of dividends	22,406,788	24,778,397
Cost of shares reacquired	(274,549,233)	(474,956,304)

Net decrease in net assets from Fund share transactions	(66,187,895)	(237,588,003)

Total decrease	(182,642,289)	(591,784,304)

Net Assets
Beginning of year	1,029,230,609	1,621,014,913

End of year(a)	$846,588,320	$1,029,230,609

(a) Includes undistributed net investment income of:	$12,249,773	$19,252,558

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	35

Notes to Financial Statements

The Dryden Index Series Fund (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of one fund, which is the Dryden Stock Index Fund (the “Fund”). Investment operations of the Fund commenced on November 5, 1992. The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of Standard & Poor’s 500 Composite Stock Price Index.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price.

Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before

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the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts. The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dryden Index Series Fund/Dryden Stock Index Fund	37

Notes to Financial Statements

continued

Risk: Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution and transfer agent fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Transfer agent fees are incurred based on shareholder activity and number of accounts for each class.

Dividends and Distributions: Dividends from net investment income and distributions from net capital and currency gains in excess of a capital loss carryforward, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

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Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .30 of 1% of the average daily net assets of the Fund up to $1 billion and ..25 of 1% in excess of $1 billion. Effective June 1, 2007 to January 31, 2011, the Fund’s manager has agreed to contractually waive a portion of its management fee, so that the effective management fee for the Fund will be .08 of 1% of the average daily net assets of Fund. The effective management fee rate was .08 of 1% of the average daily net assets for the year ended September 30, 2009.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class I and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution, (the “Class A, B and C plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class I and Class Z shares of the Fund.

Dryden Index Series Fund/Dryden Stock Index Fund	39

Notes to Financial Statements

continued

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution- related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Fund that it received $60,733 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2009. From these fees, PIMS paid sales charges to dealers who in turn paid commissions to salespersons, and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2009, it received $28,836 and $1,963 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the ”Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009 , the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2009.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable. The Fund’s Class I and Class Z

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shares are subject to a transfer agent fee of .07% and .13% of the average daily net assets of the Class I and Class Z shares, respectively. Classes A, B, and C each compensate PMFS for its services as they are incurred.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2009, the Fund incurred approximately $102,200 in total networking fees of which approximately $62,100 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended September 30, 2009, PIM has been compensated approximately $419,700 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of the Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2009 aggregated $41,657,429 and $113,247,371, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

For the years ended September 30, 2009 and 2008, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets of $25,097,769 and $26,502,158, respectively, were from ordinary income.

As of September 30, 2009, the accumulated undistributed ordinary income on a tax basis was $12,256,135. This amount differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 2009 of approximately $113,784,000 of which $63,639,000 expires in

Dryden Index Series Fund/Dryden Stock Index Fund	41

Notes to Financial Statements

continued

2011, $1,967,000 expires in 2012, $16,903,000 expires in 2013 and $31,275,000 expires in 2014. The Fund utilized approximately $787,000 of its capital loss carryforward during fiscal year ended September 30, 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

The Fund elected to treat post-October capital losses of approximately $9,075,000 as having been incurred in the following fiscal year (September 30, 2010).

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2009 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$642,426,410	$348,221,030	$(72,542,312)	$275,678,718

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and Lehman Brothers adjustments.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class I and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Certain investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% contingent deferred sales charge, although they are not subject to an initial sales charge. Class B shares are sold with a contingent deferred sales charge (CDSC) which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis

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approximately seven years after purchase. Class B shares are not available for purchase by new investors. Class I and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value divided into five classes, designated Class A, Class B, Class C, Class I and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended September 30, 2009:
Shares sold	960,089	$19,486,099
Shares issued in reinvestment of dividends	100,124	1,762,193
Shares reacquired	(980,453)	(19,499,415)

Net increase (decrease) in shares outstanding before conversion	79,760	1,748,877
Shares issued upon conversion from Class B	358,693	7,037,924

Net increase (decrease) in shares outstanding	438,453	$8,786,801

Year ended September 30, 2008:
Shares sold	385,209	$11,751,933
Shares issued in reinvestment of dividends	49,454	1,573,125
Shares reacquired	(748,509)	(22,542,017)

Net increase (decrease) in shares outstanding before conversion	(313,846)	(9,216,959)
Shares issued upon conversion from Class B	446,177	13,359,335

Net increase (decrease) in shares outstanding	132,331	$4,142,376

Class B
Year ended September 30, 2009:
Shares sold	15,931	$318,781
Shares issued in reinvestment of dividends	21,563	379,720
Shares reacquired	(282,588)	(5,588,645)

Net increase (decrease) in shares outstanding before conversion	(245,094)	(4,890,144)
Shares reacquired upon conversion into Class A	(359,466)	(7,037,924)

Net increase (decrease) in shares outstanding	(604,560)	$(11,928,068)

Year ended September 30, 2008:
Shares sold	6,877	$206,662
Shares issued in reinvestment of dividends	13,682	433,997
Shares reacquired	(339,239)	(10,310,351)

Net increase (decrease) in shares outstanding before conversion	(318,680)	(9,669,692)
Shares reacquired upon conversion into Class A	(449,064)	(13,359,335)

Net increase (decrease) in shares outstanding	(767,744)	$(23,029,027)

Dryden Index Series Fund/Dryden Stock Index Fund	43

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2009:
Shares sold	121,141	$2,419,426
Shares issued in reinvestment of dividends	21,299	374,871
Shares reacquired	(263,284)	(5,145,545)

Net increase (decrease) in shares outstanding	(120,844)	$(2,351,248)

Year ended September 30, 2008:
Shares sold	62,607	$1,907,415
Shares issued in reinvestment of dividends	9,320	295,621
Shares reacquired	(295,371)	(8,839,430)

Net increase (decrease) in shares outstanding	(223,444)	$(6,636,394)

Class I
Year ended September 30, 2009:
Shares sold	2,313,460	$45,895,631
Shares issued in reinvestment of dividends	511,877	9,003,913
Shares reacquired	(4,206,872)	(82,558,666)

Net increase (decrease) in shares outstanding	(1,381,535)	$(27,659,122)

Year ended September 30, 2008:
Shares sold	1,771,881	$53,781,795
Shares issued in reinvestment of dividends	337,131	10,734,242
Shares reacquired	(7,416,840)	(221,306,532)

Net increase (decrease) in shares outstanding	(5,307,828)	$(156,790,495)

Class Z
Year ended September 30, 2009:
Shares sold	5,841,390	$117,834,613
Shares issued in reinvestment of dividends	618,888	10,886,091
Shares reacquired	(8,054,760)	(161,756,962)

Net increase (decrease) in shares outstanding	(1,594,482)	$(33,036,258)

Year ended September 30, 2008:
Shares sold	4,692,721	$144,942,099
Shares issued in reinvestment of dividends	368,758	11,741,412
Shares reacquired	(6,969,496)	(211,957,974)

Net increase (decrease) in shares outstanding	(1,908,017)	$(55,274,463)

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Note 7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through November 23, 2009, the date the financial statements were issued, and has determined that except for the following, there were no subsequent events requiring recognition or disclosure in the financial statements.

On November 16, 2009, the Fund declared dividends from net investment income for Class A, Class B, Class C, Class I and Class Z shares of $0.3855 per share, $0.2225 per share, $0.2315 per share, $0.4725 per share and $0.4605 per share, respectively. The dividends were paid to shareholders of record November 17, 2009. The ex-dividend date was November 18, 2009.

Dryden Index Series Fund/Dryden Stock Index Fund	45

Financial Highlights

Class A
Year Ended September 30, 2009(e)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$26.17

Income (loss) from investment operations:
Net investment income	.42
Net realized and unrealized gain (loss) on investment transactions	(2.51)

Total from investment operations	(2.09)

Less Dividends:
Dividends from net investment income	(.60)

Net asset value, end of year	$23.48

Total Return(b):	(7.22)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$91,654
Average net assets (000)	$74,427
Ratios to average net assets(a)(d):
Expenses, including distribution and service (12b-1) fees	.61%
Expenses, excluding distribution and service (12b-1) fees	.31%
Net investment income	2.10%
For Class A, B, C, I and Z shares:
Portfolio turnover rate	6%

(a)	Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been .83%, .70%, .67%, .67% and .64% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .53%, 42%, ..42%, .42% and .39% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The net investment income ratios would have been 1.88%, 1.49%, 1.36%, 1.30% and 1.32% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares through January 31, 2008.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2008		2007		2006		2005

$34.18		$29.98		$27.57		$25.05

.53		.46		.38		.44
(8.04)		4.23		2.41		2.44

(7.51)		4.69		2.79		2.88

(.50)		(.49)		(.38)		(.36)

$26.17		$34.18		$29.98		$27.57

(22.23)%		15.81%		10.21%		11.59%

$90,714		$113,940		$85,357		$77,898
$103,974		$97,885		$81,562		$75,078

.49	%(c)	.59	%(c)	.65	%(c)	.64	%(c)
.21%		.34%		.40%		.39%
1.70%		1.44%		1.32%		1.51%

4%		3%		3%		3%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	47

Financial Highlights

continued

Class B
Year Ended September 30, 2009(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$25.92

Income (loss) from investment operations:
Net investment income	.27
Net realized and unrealized gain (loss) on investment transactions	(2.43)

Total from investment operations	(2.16)

Less Dividends:
Dividends from net investment income	(.39)

Net asset value, end of year	$23.37

Total Return(b):	(7.86)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$12,538
Average net assets (000)	$15,863
Ratios to average net assets(a)(c):
Expenses, including distribution and service (12b-1) fees	1.45%
Expenses, excluding distribution and service (12b-1) fees	.45%
Net investment income	1.37%

(a)	Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.67%, 1.52%, 1.52%, 1.55% and 1.51% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .67%, 52%, .52%, .55% and .51% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The net investment income ratios would have been 1.15%, .73%, .50%, .43% and .65% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2008	2007	2006	2005

$33.86	$29.70	$27.29	$24.79

.23	.20	.16	.19
(7.92)	4.22	2.39	2.48

(7.69)	4.42	2.55	2.67

(.25)	(.26)	(.14)	(.17)

$25.92	$33.86	$29.70	$27.29

(22.85)%	14.96%	9.39%	10.78%

$29,580	$64,637	$82,204	$95,284
$47,301	$77,195	$88,427	$104,121

1.31%	1.34%	1.40%	1.40%
.31%	.34%	.40%	.40%
.94%	.68%	.58%	.75%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	49

Financial Highlights

continued

Class C
Year Ended September 30, 2009(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$25.90

Income (loss) from investment operations:
Net investment income	.26
Net realized and unrealized gain (loss) on investment transactions	(2.45)

Total from investment operations	(2.19)

Less Dividends:
Dividends from net investment income	(.38)

Net asset value, end of year	$23.33

Total Return(b):	(7.98)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$23,032
Average net assets (000)	$20,821
Ratios to average net assets(a)(c):
Expenses, including distribution and service (12b-1) fees	1.41%
Expenses, excluding distribution and service (12b-1) fees	.41%
Net investment income	1.33%

(a)	Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.63%, 1.57%, 1.47%, 1.46% and 1.43% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .63%, 57%, .47%, .46% and .43% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The net investment income ratios would have been 1.11%, .64%, .56%, .52% and .72% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended September 30,
2008	2007	2006	2005

$33.86	$29.71	$27.29	$24.79

.25	.21	.16	.19
(7.96)	4.20	2.40	2.48

(7.71)	4.41	2.56	2.67

(.25)	(.26)	(.14)	(.17)

$25.90	$33.86	$29.71	$27.29

(22.91)%	14.92%	9.42%	10.78%

$28,701	$45,085	$42,921	$48,051
$37,334	$44,982	$45,636	$50,981

1.36%	1.36%	1.40%	1.40%
.36%	.36%	.40%	.40%
.85%	.67%	.58%	.75%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	51

Financial Highlights

continued

Class I
Year Ended September 30, 2009(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$26.26

Income (loss) from investment operations:
Net investment income	.51
Net realized and unrealized gain (loss) on investment transactions	(2.54)

Total from investment operations	(2.03)

Less Dividends:
Dividends from net investment income	(.68)

Net asset value, end of year	$23.55

Total Return(b):	(6.85)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$325,476
Average net assets (000)	$288,944
Ratios to average net assets(a)(c):
Expenses, including distribution and service (12b-1) fees	.21%
Expenses, excluding distribution and service (12b-1) fees	.21%
Net investment income	2.53%

(a)	Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been .43%, .40%, .34%, .31% and .31% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .43%, 40%, ..34%, .31% and .31% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The net investment income ratios would have been 2.31%, 1.82%, 1.69%, 1.67% and 1.84% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class I
Year Ended September 30,
2008	2007	2006	2005

$34.31	$30.08	$27.66	$25.12

.71	.62	.53	.51
(8.16)	4.20	2.36	2.48

(7.45)	4.82	2.89	2.99

(.60)	(.59)	(.47)	(.45)

$26.26	$34.31	$30.08	$27.66

(22.02)%	16.23%	10.56%	11.99%

$399,244	$703,556	$777,551	$978,627
$567,523	$741,032	$860,728	$1,014,636

.19%	.26%	.30%	.30%
.19%	.26%	.30%	.30%
2.03%	1.77%	1.68%	1.85%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	53

Financial Highlights

continued

Class Z
Year Ended September 30, 2009(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$26.25

Income (loss) from investment operations:
Net investment income	.50
Net realized and unrealized gain (loss) on investment transactions	(2.54)

Total from investment operations	(2.04)

Less Dividends:
Dividends from net investment income	(.67)

Net asset value, end of year	$23.54

Total Return(b):	(6.93)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$393,887
Average net assets (000)	$351,797
Ratios to average net assets(a)(c):
Expenses, including distribution and service (12b-1) fees	.26%
Expenses, excluding distribution and service (12b-1) fees	.26%
Net investment income	2.48%

(a)	Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been .48%, .45%, .42%, .40% and .41% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .48%, 45%, ..42%, .40% and .41% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The net investment income ratios would have been 2.26%, 1.75%, 1.61%, 1.57% and 1.74% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

54	Visit our website at www.jennisondryden.com

Class Z
Year Ended September 30,
2008	2007	2006	2005

$34.29	$30.07	$27.64	$25.10

.63	.60	.51	.51
(8.09)	4.19	2.35	2.45

(7.46)	4.79	2.86	2.96

(.58)	(.57)	(.43)	(.42)

$26.25	$34.29	$30.07	$27.64

(22.05)%	16.11%	10.53%	11.86%

$480,992	$693,797	$667,849	$716,185
$599,595	$684,731	$697,473	$775,321

.24%	.34%	.39%	.40%
.24%	.34%	.39%	.40%
1.96%	1.69%	1.58%	1.75%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	55

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Dryden Index Series Fund:

We have audited the accompanying statement of assets and liabilities of Dryden Stock Index Fund of the Dryden Index Series Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 23, 2009

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”) to advise you within 60 days of the Fund’s fiscal year end (September 30, 2009) as to the federal income tax status of dividends paid by the Fund during such fiscal year. We are advising you that during its fiscal year ended September 30, 2009, the Fund paid dividends from net investment income for Class A, Class B, Class C, Class I and Class Z shares of $.600 per share, $.386 per share, $.380 per share $.680 per share and $.666 per share, respectively which are taxable as ordinary income.

For the year ended September 30, 2009, the Fund designates the maximum amount allowable but not less than 100% of the ordinary income dividend paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

For the year ended September 30, 2009, the Fund designates the maximum amount allowable but not less than 100% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2010, you will be advised on IRS 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2009.

For more detailed information regarding state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Dryden Index Series Fund/Dryden Stock Index Fund	57

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 57

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (75) Board Member Portfolios Overseen: 57	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 57	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 57

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Dryden Index Series Fund/Dryden Stock Index Fund

[1]	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1996; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (56) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Dryden Index Series Fund/Dryden Stock Index Fund

Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Scott E. Benjamin, 2009.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Dryden Stock Index Fund (the “Fund”)1 consists of 11 individuals, 10 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the JennisonDryden Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group was objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three- and five-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its

1 Dryden Stock Index Fund is a series of Dryden Index Series Fund.

Dryden Index Series Fund/Dryden Stock Index Fund

Approval of Advisory Agreements (continued)

shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining

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to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper S&P 500 Index Funds Performance Universe) was in the first quartile for the one-, three-, and five-year periods. The Board also considered that the Fund outperformed its benchmark index for all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s second quartile, and that the Fund’s total expenses ranked in the Expense Group’s first quartile. The Board considered that PI has agreed to waive its management fee down to 0.080% of the Fund’s average daily net assets; the Board agreed that PI should not discontinue the existing management fee waiver. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into

Dryden Index Series Fund/Dryden Stock Index Fund

Approval of Advisory Agreements (continued)

account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes corresponding economies of scale as a result of the structure of its subadvisory agreement with QMA.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–10.27%	–0.13%	N/A	–2.01% (11/18/99)
Class B	–12.37	–0.39	N/A	–2.42 (11/18/99)
Class C	–8.84	–0.24	N/A	–2.43 (11/18/99)
Class I	–6.85	0.89	–0.28%	—
Class Z	–6.93	0.81	–0.36	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–7.26%	0.54%	N/A	–1.68% (11/18/99)
Class B	–7.86	–0.20	N/A	–2.42 (11/18/99)
Class C	–7.94	–0.24	N/A	–2.43 (11/18/99)
Class I	–6.85	0.89	–0.28%	—
Class Z	–6.93	0.81	–0.36	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares). Gross operating expenses: Class A, 0.83%; Class B, 1.67%; Class C, 1.63%; Class I,

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0.43%; Class Z, 0.48%. Net operating expenses apply to: Class A, 0.61%; Class B, 1.45%; Class C, 1.41%; Class I, 0.21%; Class Z, 0.26%, after contractual reduction through 1/31/2011.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden Stock Index Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (November 18, 1999) and the account values at the end of the current fiscal year (September 30, 2009) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class I, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 3.25%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class I and Z shares are not subject to sales charges or 12b-1 fees. Without waiver of fees and/or expense subsidization, the Fund’s total returns would have been lower. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Dryden Index Series Fund/Dryden Stock Index Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES

Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland •
Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker •
Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS

Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Stock Index Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Dryden Index Series Fund name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Stock Index Fund
Share Class	A	B	C	I	Z
NASDAQ	PSIAX	PBSIX	PSICX	PDSIX	PSIFX
CUSIP	262439102	262439201	262439300	262439409	262439508

MF174E    0166247-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2009 and September 30, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $20,869 and $20,869, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

During the fiscal year ended September 30, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended September 30, 2008.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden Index Series Fund

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date	November 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date	November 23, 2009

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date	November 23, 2009

*	Print the name and title of each signing officer under his or her signature.